Exhibit 10.31

    AMENDMENT NO. 2 TO CREDIT AGREEMENT AMONG UNITED ROAD SERVICES INC., URS SOUTHWEST, INC., URS NORTHEAST, INC., FAST TOWING, INC., CITY TOWING INC., EL
  PASO TOWING, INC., URS OF TENNESSEE, INC., KEN LEHMAN ENTERPRISES INC., URS MIDWEST, INC., URS WEST, INC., URS SOUTHEAST, INC., ROUSE'S BODY SHOP INC., AUTO SERVICE CENTER, GARRY'S WRECKER SERVICE, INC., ENVIRONMENTAL AUTO REMOVAL, INC.,
   E&R TOWING & GARAGE, INC., BILL & WAG'S, INC. AND ARRI BROTHERS, INC., AS BORROWERS; GENERAL ELECTRIC CAPITAL CORPORATION, AS A LENDER, AND AS AGENT FOR
                         LENDERS; AND THE OTHER LENDERS

     This Amendment No. 2 to Credit Agreement, dated as of March 30, 2001 (this "Amendment"), is entered into by and among United Road Services, Inc., URS Southwest, Inc., URS Northeast, Inc., Fast Towing, Inc., City Towing Inc., El Paso Towing, Inc., URS of Tennessee, Inc., Ken Lehman Enterprises Inc., URS Midwest, Inc., URS West, Inc., URS Southeast, Inc., Rouse's Body Shop Inc., Auto Service Center, Garry's Wrecker Service, Inc., Environmental Auto Removal, Inc., E&R Towing & Garage, Inc., Bill & Wag's, Inc. and Arri Brothers, Inc. (each a "Borrower" and, collectively, "Borrowers"), as Borrowers; General Electric Capital Corporation, as a Lender, and as Agent for Lenders; and the other Lenders.

                                   RECITALS

     A. Borrowers, Agent, Lenders, and Fleet Capital Corporation, as a Lender and as Documentation Agent, are parties to that certain Credit Agreement, dated as of July 20, 2000, as amended by Amendment No. 1 thereto, dated as of September 25, 2000 (as so amended and as hereafter further amended, restated or otherwise modified, the "Credit Agreement").

     B. Borrowers have notified Agent and Lenders that Events of Default are in existence under the Credit Agreement as a result of Borrowers' breach of the following financial covenants set forth in Annex G (Section 6.10) to Credit Agreement (i) for the one Fiscal Quarter ended September 30, 2000: "Minimum EBITDA" (Section (c) of Annex G), (ii) for the one Fiscal Quarter ended September 30, 2000: "Minimum Fixed Charge Coverage Ratio" (Section (b) of Annex
G), (iii) for the two Fiscal Quarters ended December 31, 2000: "Minimum Fixed Charge Coverage Ratio" (Section (b) of Annex G) and (iv) for the two Fiscal Quarters ended December 31, 2000: "Minimum EBITDA" (Section (c) of Annex G) (such Events of Default are collectively referred to in this Amendment as the "Existing Events of Default").

     C. Borrower has requested that Agent and Lenders waive the Existing Events of Default, and Agent and Lenders are willing to do so pursuant to the terms and conditions set forth in this Amendment.

     D. Borrower, Agent and Lenders are desirous of consenting to certain specified matters as and to the extent set forth herein and pursuant to the terms and conditions set forth in this Amendment.

     E. Borrower, Agent and Lenders are desirous of amending the Credit Agreement as and to the extent set forth herein and pursuant to the terms and conditions set forth in this Amendment.

     F. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

          NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Revolving Credit Advances and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, Borrowers by Lenders, Borrowers, Agent and Lenders hereby agree as follows:

         1.  Definitions.  Except to the extent otherwise specified herein,
             -----------
capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement and Annex A thereto.


        2.   Waivers.

        2.1. Existing Events of Default.  Agent and Lenders hereby waive the
             --------------------------
Existing Events of Default. The foregoing waiver is only applicable and shall only be effective in the specific instance and for the specific purpose for which made. Such waiver is expressly limited to the facts and circumstances referred to herein and shall not operate (a) as a waiver of or consent to non-compliance with any other provision of the Credit Agreement or any other Loan Document, (b) as a waiver of any other right, power or remedy of Agent or Lenders under the Credit Agreement or any other Loan Document or (c) as a waiver of or consent to any other Default or Event of Default under the Credit Agreement or any other Loan Document.

        3.   Consent.

        3.1. Blocked Account Agreements. Agent and Lenders hereby consent to the non-compliance with the provision of Section (c) of Annex C (Section 1.8) to the Credit Agreement that requires each bank where a Blocked Account or Disbursement Account is maintained and all other Relationship Banks to have entered into a tri-party blocked account agreement with Agent, for the benefit of itself and Lenders, within ninety (90) days following the Closing Date; provided, that, those few remaining banks and other Relationship Banks which
- --------  ----
have not yet so executed such a tri-party blocked account agreement enter into a tri-party blocked account agreement with Agent, for the benefit of itself and Lenders, and the applicable Borrower and Subsidiaries thereof, as applicable, in form and substance reasonably satisfactory to Agent, on or prior to April 30, 2001.

        4.  Amendments.  The Credit Agreement is hereby amended as follows:
            ----------

        4.1. Maximum Capital Expenditures. The Maximum Capital Expenditures set forth in Section (a) of Annex G (Section 6.10) to the Credit Agreement for the 12-month periods ending December 31, 2001, December 31, 2002, December 31, 2003 and for each 12-month period thereafter are hereby replaced with the following:

        Period                       Maximum Capital Expenditures Per Period
        ------                       ---------------------------------------

        1/1/01 to 12/31/01            $12,000,000
        1/1/02 to 12/31/02            $19,320,000
        1/1/03 to 12/3/02             $17,400,000
        1/1/04 to 12/31/04
        and annually thereafter       $ 17,400,000

        4.2. Minimum Fixed Charge Coverage Ratio. The Minimum Fixed Charge Coverage Ratios set forth in Section (b) of Annex G (Section 6.10) to the Credit Agreement for the 12-month periods ended at the end of each Fiscal Quarter set forth below (provided, however, that (w) in the case of Borrowers' Fiscal
             --------  -------
Quarters ended March 31, 2001 and March 31, 2002, this financial covenant shall be measured for the Fiscal Quarter then ended, (y) in the case of Borrowers' Fiscal Quarter ended June 30, 2001, this financial covenant shall be measured for the two Fiscal Quarters then ended, and (z) in the case of Borrowers' Fiscal Quarter ended September 30, 2001, this financial covenant shall be measured for the three Fiscal Quarters then ended), are hereby replaced with the following:


        Fiscal Quarter Ending        Minimum Fixed Charge Coverage Ratio
        ----------------------       -----------------------------------
        March 31, 2001               .26 to 1.0
        June 30, 2001                .39 to 1.0
        September 30, 2001           .58 to 1.0
        December 31, 2001            .68 to 1.0
        March 31, 2002               1.0 to 1.0
        For each Fiscal Quarter
        ending thereafter            1.0 to 1.0

        4.3.  Minimum EBITDA. The Minimum EBITDA amounts set forth in Section
(c) of Annex G (Section 6.10) to the Credit Agreement for each of the 12-month periods ended March 31, 2001, June 30, 2001, September 30, 2001, December 31, 2001, March 31, 2002, June 30, 2002, September 30, 2002, December 31, 2002,
March 31, 2003, June 30, 2003, September 30, 2003, and December 31, 2003
(provided, however, that (w) in the case of Borrowers' Fiscal Quarters ended
 --------  -------
March 31, 2001 and March 31, 2002, this financial covenant shall be measured for the Fiscal Quarter then ended, (y) in the case of Borrowers' Fiscal Quarters ended June 30, 2001 and June 30, 2002, this financial covenant shall be measured for the two Fiscal Quarters then ended, and (z) in the case of Borrowers' Fiscal Quarters ended September 30, 2001 and September 30, 2002, this financial covenant shall be measured for the three Fiscal Quarters then ended), and for each of the Fiscal Quarters ending thereafter, are hereby replaced with the following:

                  Fiscal Quarter Ending        Minimum EBITDA
                  ---------------------        --------------
                  March 31, 2001                $1,033,000
                  June 30, 2001                 $3,431,000
                  September 30, 2001            $7,916,000
                  December 31, 2001             $12,132,000
                  March 31, 2002                $5,774,000
                  June 30, 2002                 $11,547,000
                  September 30, 2002            $17,321,000
                  December 31, 2002             $23,095,000
                  March 31, 2003                $22,734,000
                  June 30, 2003                 $22,373,000
                  September 30, 2003            $22,012,000
                  December 31, 2003             $21,652,000
                  For each Fiscal Quarter
                  ending thereafter             $ 21,652,000

                  4.4. Minimum Excess Borrowing Availability. Annex G
                       -------------------------------------
(Section 6.10) to the Credit Agreement is hereby amended by inserting the following additional financial covenant after Section (c) thereof as a new Section (d) thereof:

                       "(d)  Minimum Excess Borrowing Availability. (i) Excess
                             -------------------------------------
     Borrowing Availability shall not be less than $4,000,000 during any period of three (3) consecutive Business Days during the term of this Agreement.

                       (ii) Excess Borrowing Availability shall not be less than $4,000,000 for more than a total of ten (10) Business Days during any period of ninety (90) consecutive days during the term of this Agreement."

        5.    Conditions Precedent to Effectiveness.  The effectiveness of the
              -------------------------------------
waivers set forth in Section 2, the consent set forth in Section 3 and the amendments set forth in Section 4 hereof are in each instance subject to the satisfaction of each of the following conditions precedent:

        5.1.  Amendment.  This Amendment shall have been duly executed and
              ---------
delivered by the Borrowers, Agent and Lenders.

        5.2.  No Default.  No Default or Event of Default (other than the
              ----------
Existing Events of Default) shall have occurred and be continuing or would result from the effectiveness of this Amendment or the consummation of any of the transactions contemplated thereby.

        5.3.  Amendment Fee.  Borrowers shall have paid an amendment fee to
              -------------
Agent, for the account of each Lender which has approved this Amendment, as evidenced by such Lender's timely execution and delivery of a counterpart signature page to this Amendment, in an amount equal to 0.15% (i.e., 15 basis points) of such approving Lender's Commitments immediately prior to the effectiveness of this Amendment.

        5.4.  Miscellaneous.  Agent and Lenders shall have received such other
              -------------
agreements, instruments and documents as Agent or Lenders may reasonably request.

        6.  Reference to and Effect Upon the Credit Agreement and other Loan
            ----------------------------------------------------------------
Agreements.
- ----------

        6.1. Except for the specific consent provided for in Section 3 above and as specifically amended in Section 4 above, the Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed.

        6.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition (except for the specific waivers in Section 2 above and specific consent in Section 3 above), or to any amendment or modification of any term or condition (except as specifically consented to in Section 3 above and specifically amended in Section 4 above), of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement, the Notes or any other Loan Document. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

        7.  Counterparts.  This Amendment may be executed in any number of
            ------------
counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

        8.  Costs and Expenses.  As provided in Section 11.3 of the Credit
            ------------------
Agreement, Borrowers shall pay the fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, attorneys' fees).

        9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
            -------------
AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

        10.  Headings.  Section headings in this Amendment are included herein
             --------
for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                           [Signature Pages Follow]

          IN WITNESS WHEREOF, this Amendment No. 2 to Credit Agreement has been duly executed as of the date first written above.



                              BORROWERS:

                              UNITED ROAD SERVICES, INC.

                              By:   /s/ Gerald R. Riordan
                                    -----------------------

                              Name:     Gerald R. Riordan
                                    -----------------------

                              Title:    President
                                    -----------------------

                              URS SOUTHWEST, INC.

                              URS NORTHEAST, INC.

                              FAST TOWING, INC.

                              CITY TOWING INC.

                              EL PASO TOWING, INC.

                              URS OF TENNESSEE, INC.

                              KEN LEHMAN ENTERPRISES INC.

                              URS MIDWEST, INC.

                              URS WEST, INC.

                              URS SOUTHEAST, INC.

                              ROUSE'S BODY SHOP INC.

                              AUTO SERVICE CENTER

                              GARRY'S WRECKER SERVICE, INC.

                              ENVIRONMENTAL AUTO REMOVAL, INC.

                              E&R TOWING & GARAGE, INC.

                              BILL & WAG'S, INC.



                              ARRI BROTHERS, INC.


                              By:   /s/ Gerald R. Riordan
                                    -----------------------

                              Name:     Gerald R. Riordan
                                    -----------------------

                              Title:    President
                                    -----------------------

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION,
                              as Agent and Lender

                              By: /s/ Charles Fenton
                                  -------------------------------
                                      Duly Authorized Signatory

                              FLEET CAPITAL CORPORATION,
                              as Lender


                              By:   /s/ David Fiorito
                                    -----------------------------
                              Name:     David Fiorito
                                    -----------------------------
                              Title:    Senior Vice President
                                    -----------------------------

                              LASALLE BUSINESS CREDIT, INC.,
                              as Lender


                              By:_________________________________
                              Name:_______________________________
                              Title:______________________________

                              COMERICA BANK,
                              as Lender

                              By:________________________________
                              Name:______________________________
                              Title:_____________________________